Exhibit 99.1
PUBLIC SAFETY INNOVATOR

CONTENTS Our Mission 03 Disruption by A.I. 04 Core Technology 06 Recurring Revenue Opportunity 10 Leadership 16 Outlook 18 Photos & Specifications 19

Knightscope is on a long-term mission to make the United States of America the safest country in the world by deploying groundbreaking public safety technology OUR MISSION

DISRUPTION BY A.I. Our long-term strategy is to network millions of autonomous machines, combining both current and future technologies, offering a multi-faceted and comprehensive approach to public safety. Enhancing technological capabilities by an order of magnitude will improve efficiency and response times, leverage the power of AI for advanced autonomous cooperation, all while providing a scalable, cost-effective solution that can adapt to future challenges against those seeking to do harm to everyday Americans. 4

Source: (1) FBI Crime Clock and 2006 U.S. Senate hearings. This information is supplied from public sources we believe to be reliable, but we cannot guarantee their accuracy. Opportunity Public Safety is ripe for disruption by Artificial Intelligence and Robotics. Knightscope represents an opportunity to build a $30 billion market cap company that is analogous to the building of an all-new defense contractor but instead of focusing exclusively on the battlefield, we are focused on deploying groundbreaking technologies that we believe have the potential to be used by the U.S. Department of Homeland Security, U.S. Department of Justice, the 19,000+ law enforcement agencies and 8,000 private security firms to safeguard Americans on our soil. Crime We believe the 2.5 million law enforcement professionals and security guards, without the proper tools and technology, are woefully inadequate to safeguard 332 million Americans across 50 states. This is evidenced by the fact that crime has a $2+ trillion negative economic impact on the U.S. annually and a violent crime occurs every 26 seconds while a property crime occurs every 4 seconds.1 Technology Knightscope’s unique technology combining autonomy, robotics, AI and EV capabilities has been proven to be effective in crime fighting with nearly 3 million hours of operation in real world conditions across every time zone in America, through multiple winters and summers. Machines-in-Network We have nearly 10,000 machines-in-network today and long-term we are targeting to put over 1 million machines-in-network to assist the 2.5 million law enforcement professionals and security guards with unprecedented capabilities at their fingertips – near superhuman capabilities. We are targeting to have our machines to able to autonomously “see, feel, hear, smell, speak – and cooperate” and do more than a human could ever do and do it consistently. Clients Our initial go-to-market was focused on acquiring B2B clients including airports, casinos, commercial real estate, corporate campuses, homeowner associations, hospitals, hotels, logistics facilities, manufacturing plants, parking, public parks and schools. Recently we have been additionally focused on acquiring B2G clients such as law enforcement agencies and the U.S. Federal Government. Business Model Our Machine-as-a-Service (MaaS) business model delivers recurring revenue for a recurring societal problem with high luxury automotive per unit economics but with long-term software-as-a-service margins. We have generated over $30 million in lifetime revenue during our large-scale proof-of-concept phase and now scaling up across the country. Moat We believe that our years of practical A.I. robotic applications in the real world combined with recently receiving an Authority to Operate (“ATO”) by the U.S. Federal Government after an exhaustive 3-year cyber security review process uniquely positions Knightscope in the marketplace with a clear first mover advantage. Additionally, a unified AI driven software platform that brings together both data and autonomous cooperation from a plethora of machines and systems will provide unparalleled situational awareness, analytics, prediction and evidentiary capabilities – and a significant competitive advantage. DISRUPTION BY A.I. 5

CORE TECHNOLOGY

Artificial Intelligence
Knightscope has utilized AI nationwide since its founding in 2013 and well before the recent mainstream excitement. We utilize it to autonomously operate in highly dynamic outdoor and indoor environments, to autonomously recharge as well as for automated detections of people, faces, and license plates. We believe artificial intelligence is only going to accelerate our portfolio of machines to be able to "see, feel, hear, smell, speak – and cooperate".

ASR Portfolio
Our Autonomous Security Robots generate over 90 terabytes of data a year and we put that into a digestible format for a human to utilize with our Knightscope Security Operations Center (KSOC) user interface software application.

K1B Portfolio
Our K1B lineup is a comprehensive portfolio of beacons of public safety in the form of towers, emergency phones and call boxes. Our new software application, the Knightscope Emergency Management System (KEMS), now provides users real-time data and improvements in operational efficiency.

Detections
Often our clients may not have a fully staffed Security Operations Center (SOC) or 911 Dispatch Center so we can monitor the machines on their behalf 24/7/365 with Knightscope+ Remote Monitoring. Additionally, we recently added an integrated or stand-alone option for hyper accurate Automated Gunshot Detection (AGD).

Portfolio	Technology	Status
ASR	KSOC User Interface	Production
	K1 Hemisphere	Production
	K1 Tower	Production
	K3 Indoor	Production
	K5 Outdoor	Production
K1B	KEMS User Interface	Production
	K1 Blue Light Tower	Production
	K1 Blue Light E-Phone	Production
	K1 Call Box	Production
	K1 Retrofit Kit	Production
DETECTIONS	Knightscope+ Remote Monitoring	Production
	Automated Gunshot Detection	Production

6

FUTURE TECHNOLOGY We Envision an All New AI Mission Control Software Autonomy Platform to Predict and Prevent Crime Robots Will Be Everywhere We believe the technology landscape is going to change dramatically over the coming years for public safety and the software tools used today will be replaced. A game changing opportunity exists to redefine the sector by developing an all-new AI driven software platform monitoring and managing a network of autonomous security robots, blue light emergency towers, e-phones, call boxes, aerial drones, autonomous patrol vehicles, quadrupeds, humanoids and other future technologies, enabling machines to observe, learn, reason and act – in concert or solo - to address real world public safety events in real time. Autonomous Mission Planning In the event of an actual or forecasted incident, the AI could propose alternative response plans, including the closest machines and humans for rapid deployment, optimal paths for intervention, and necessary resources, coordinating emergency services and alerting the public as needed. Utilizing robot swarming techniques will enable cross-machine autonomous cooperation. Forecast AI algorithms could analyze data streams from various machines to identify potential threats or unusual behaviors. The system could use historical data and machine learning to predict potential public safety incidents allowing preemptive action including optimal resource allocation of machines and humans. Operations Real time mission status as well as health of machines-in-network across all autonomous machines including real time data feeds, status, configuration, reporting and AI driven preventative maintenance. Integrated Neighborhood Watch Cross-platform communication integrating with external systems for sharing of critical information and coordinating responses. Multi-level user access allowing for different stakeholders including administrators, law enforcement, security, as well communities, neighborhoods, and civilian access. 7

CONCEPT OF OPERATIONS 8

CONCEPT OF OPERATIONS 9

$40B+ RECURRING REVENUE OPPORTUNITY (USA)

Select Vertical	Estimated Total Number of Officers and Guards	Estimated % Potential Augmentation with Robots		Potential Market for Annual Recurring Revenue (estimate)		
		Near-Term Potential	Long-Term Potential	Per Robot	Near-Term Opportunity	Long-Term Opportunity
Corporate Campuses	12,000				$17M	$168M
Healthcare	193,550				$271M	$2,710M
Casinos	59,160	2%	20%	$70,000 *	$83M	$828M
Commercial Real Estate	260,400				$365M	$3,646M
Manufacturing & Logistics	270,869				$379M	$3,792M
Law Enforcement	1,000,000			$150,000 **	$3B	$30B
Total	~ 1.8 million	~ 36,000 robots	~ 360,000 robots		~ $4.1 billion	**~ $41 billion**

* Assumed average revenue for K1 portfolio, K3 portfolio and K5 portfolio combined as well as future products and services
** Assumed average revenue for all K7, K10, and K15 versions combined


KNIGHTSCOPE

Note: near-term opportunity reflects 10 year domestic business planning period. Long-term opportunity reflects greater than 10 year period. Sources: U.S. Bureau of Labor; Security Magazine, and Company estimates. These figures represent management estimates of the total potential addressable market and are meant for illustrative purposes. They do not represent guarantees of future results, levels of activity, performance, or achievements. Although Management believes that these estimates are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially.

10

KNIGHTSCOPE

UNANIMOUS VOTE By a unanimous 5 to 0 vote, the City Council of Huntington Park approved the renewal of the Knightscope Autonomous Security Robot contract. Chief Lozano stated at the Council meeting, “the reality is that a patrol officer cannot do what modern technology can do through the use of this robot.” PROVEN EFFECTIVE 5 YEAR RENEWAL As part of Knightscope’s Machine-as-a-Service (MaaS) subscription, at no cost to taxpayers, the Huntington Park Police Department’s K5 machine was upgraded to the all-new 5th generation version. 11

MACHINE-AS-A-SERVICE (MaaS) BUSINESS MODEL

ALL INCLUSIVE SUBSCRIPTIONS
Recurring revenue MaaS (Machine-as-a-Service) business model for the recurring societal problem of crime and terrorism

Annual automatic renewal subscriptions at an effective price of approximately $0.75 to $9 per hour with an all-inclusive service:

Deployment
Needs assessment, virtual demo, site assessment, site survey, shipping, logistics, setup, configuration and training

Technology
Autonomous Security Robot (ASR), Knightscope Security Operations Center (KSOC) user interface, charging systems, data transfer and data storage

Service
All maintenance, service, parts, repairs plus 24/7 U.S. based technical support

Knightscope+
Optional 24/7 remote security monitoring by former military and law enforcement professionals

Upgrades
Unlimited software, firmware and at times hardware upgrades improve the technology over time based on real world operating experience

1. Needs Assessment
Define a measurable pain point or problem to be solved; consider budget, funding source and signing authority; and identify all affected parties

2. Initial Site Assessment
Determine feasibility of deployment locations for each machine

3. Virtual Demo
Demonstrate to all stakeholders how Knightscope's technologies will fulfill the need; kick off client-required cybersecurity risk assessment, if needed

4. Proposal
Issue a proposal addressing each specific deployment location for client review and approval; clearly communicate disaster preparedness and machine cosmetic damage procedures

5. Accept Proposal
Client accepts the proposal and signs the corresponding Order Form

6. Order Execution
The Order Form is countersigned and approved to be scheduled for site survey.

7. Site Survey
Knightscope performs a formal site survey with the client to set/capture expectations and confirm suitability of terrain and data transmission

8. Pre-Deployment
New client meets with Client Experience team to ensure deployment readiness including site preparations, branding/graphics, internal communication protocols, public relations/social media plan, logistics, timing, etc.

9. Deployment Setup
Knightscope deployment specialists arrive onsite to map the patrol area, setup the docking station, and test functionality

10. KSOC Setup
The client's deployment information is loaded into the user interface (KSOC) and prepped for 'Go Live' date

11. Training
Knightscope trains the appropriate staff on machine operations and KSOC usage

12. Go Live
Release date for fully autonomous operation and client utilization

12

Year 1 Year 2 Year 3 Year 4 Year 5 Recurring Revenue Contract $51,000 $51,000 $51,000 $51,000 $51,000 Machine Build ($52,280) $0 $0 $0 $0 Service ($6,450) ($6,450) ($6,450) ($6,450) ($6,450) Net Cash Flow ($7,730) $44,550 $44,550 $44,550 $44,550 ($60,000) ($40,000) ($20,000) $0 $20,000 $40,000 $60,000 Illustrative Example of Unit Economics A notional representation based on operating experience thus far and the Company’s internal targets • High annual recurring revenue per unit economics (e.g., luxury automotive) with margins like a SaaS (Software-as-a-Service) business • While still providing clients a very attractive price point at an effective rate of $0.75 to $9 per hour • For example, a single ASR can generate ~ $255,000 of revenue over a 5-year period and is either paid up front by the client or financed by a funding partner • Cash outflows for building of the machine and deployment activities are incurred in year one only • Support includes maintenance, service labor, parts, shipping, telecommunications and cloud services • Total cash outflows over the five-year period is ~($84,530) yielding a margin of $170,470 or 67% as an example These figures represent management estimates and are meant for illustrative purposes based on operating experience and internal targets. They do not represent guarantees of future results, levels of activity, performance, or achievements. Although Management believes that these estimates are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially. UNIT ECONOMICS TARGET 13

ROBOT ROADSHOW REPEATABLE SALES PROCESS TO SCALE Our innovative mobile tradeshow has made over 100 stops nationwide to allow prospective clients to experience Knightscope’s technologies up close. A first in North America use of a transportable Pod containing a showcase of robots, capabilities and a telepresence sales team. An effective tool in the sales process to drive closing contracts with key decision makers’ physically involvement and interaction with the technologies. 14

U.S. FEDERAL GOVERNMENT

AUTHORITY TO OPERATE
In early 2021, Knightscope embarked upon a major initiative focused on securing long-term business from the U.S. Federal Government and is working through the estimated 3+ year Federal Risk and Authorization Management Program (FedRAMP) application process to secure an Authority To Operate (ATO).

Knightscope recently achieved its ATO with the U.S. Department of Veterans Affairs as its sponsor.

DUAL USE TECHNOLOGY
Knightscope plans to apply its extensive autonomous public safety experience from the private sector to important federal government use cases

Identified Opportunities	Location Type
General Services Administration	Agency Headquarters
Federal Protective Service	Administrative Buildings
Federal Emergency Management Agency	Airports and Rail
Transportation Security Administration	Border and Ports
U.S. Customs and Border Patrol	Capitol
U.S. Marshals Service	Cities and Counties
U.S. Department of Homeland Security	High Value Targets
U.S. Department of Justice	Infrastructure
U.S. Department of Defense	Parking Facilities
U.S. Department of Veterans Affairs	Postal Service
	Roads
	Military Bases
	Warehouses


POLICE
I CARE
KNIGHTSCOPE
VA

15

These figures represent management estimates and are meant for illustrative purposes. They do not represent guarantees of future results, levels of activity, performance, or achievements.

KNIGHTSCOPE

William Santana Li, Chairman and Chief Executive Officer • Seasoned entrepreneur, intrapreneur and former corporate executive at Ford Motor Company • Founder and Chief Operating Officer of GreenLeaf, which became the world's 2nd largest automotive recycler (now NASDAQ: LKQ) Stacy Dean Stephens, EVP and Chief Client Officer • Former Dallas-area law enforcement officer and seasoned entrepreneur • Government Technology magazine’s Top 25 Doers, Dreamers & Drivers for commitment to advancing law enforcement technology Mercedes Soria, EVP and Chief Intelligence Officer / CISO • Winner of Leadership ABIE Award for Women in Technology and Silicon Valley Business Journal’s Woman of Influence Award • Former Deloitte software engineering leader with 15+ years of experience in enterprise, artificial intelligence and machine learning Aaron J Lehnhardt, EVP and Chief Design Officer • 20+ years in two- and three-dimensional product and industrial design • Former Ford Motor Company senior designer, digital design expert and Alias 3D instructor at College for Creative Studies Apoorv S Dwivedi, EVP and Chief Financial Officer • Extensive finance, corporate and startup experiences • Former GE Finance, Cox Automotive, Sears and Nxu Jason M Gonzalez, SVP Client Development • Seasoned security professional with 20+ years of experience • Former Whelen Security, G4S, Honeywell, and Tyco Integrated Security Ronald J Gallegos, SVP Client Experience • Seasoned security professional with 20+ years of experience • Former AlliedBarton, G4S, Securitas and Geofeedia MANAGEMENT 16

BOARD OF DIRECTORS William Santana Li, Chairman and Chief Executive Officer William (“Bill”) Santana Li has served as our Chairman and Chief Executive Officer (“CEO”) since April 2013. Mr. Li is an American entrepreneur with over 30 years of experience from working in the global automotive sector and founding and leading a number of startups. From 1990 to 1999, Mr. Li held multiple business and technical positions at Ford Motor Company across four continents. His positions at Ford ranged from component, systems, and vehicle engineering with the Visteon, Mazda, and Lincoln brands; to business and product strategy on the United States youth market, India, and the emerging markets in Asia-Pacific and South America; as well as the financial turnaround of Ford of Europe. In addition, he was on the “Amazon” team, which established an all-new modular plant in Brazil. Subsequently, he served as Director of Mergers & Acquisitions. After internally securing $250 million in financing, Mr. Li founded and served as COO of GreenLeaf LLC, a Ford Motor Company subsidiary that became the world’s second largest automotive recycler. Under his leadership, GreenLeaf grew to more than 600 employees, 20 locations worldwide, and annual sales of approximately $150 million. At the age of 28, Bill was the youngest senior executive at Ford Motor Company worldwide. After successfully establishing GreenLeaf, Mr. Li was recruited by SoftBank Venture Capital to establish and serve as the President and CEO of the Model E Corporation, a newly established automobile manufacturer that focused on the “Subscribe and Drive” model in California. Mr. Li also founded Carbon Motors Corporation in 2003, and as its Chairman and CEO until February 2013, focused it on developing the world’s first purpose-built law enforcement patrol vehicle. Mr. Li earned a BSEE from Carnegie Mellon University and an MBA from the University of Detroit Mercy. William G. Billings, Independent Director Mr. William (“Will”) G. Billings is a finance executive who joined GlobalFoundries (“GF”) in 2021 as its vice president of finance and chief accounting officer, where he is responsible for overseeing the company’s global finance and accounting operations. He previously oversaw critical aspects of GlobalFoundries’ IPO and is currently enhancing the company’s financial organization at the functional, cultural, and strategic levels. Prior to joining GF, Mr. Billings led global operations for Airbnb where he oversaw teams in Canada, Ireland, Singapore, India, and China, leveraging enterprise technology to enrich financial capabilities and drive predictable performance to support the company’s successful IPO. Mr. Billings previously worked for World Fuel Services as a vice president, finance and global controller, where he worked to increase value via scalable solutions. He was also with General Electric (“GE”) as their Global Technical Controller. Mr. Billings began his career in public accounting, starting at Ernst & Young in Houston, Texas. Mr. Billings has an MBA from Rice University and a bachelor’s in accounting from Southern University A&M. Robert A. Mocny, Independent Director Mr. Robert (“Bob”) A. Mocny has a distinguished career spanning over three decades in the federal government. Initially serving as an Inspector with the Immigration and Naturalization Service (“INS”), he later transitioned to the Department of Homeland Security (“DHS”), where he ascended to the Senior Executive Service in 2004. Throughout his tenure, Mr. Mocny spearheaded numerous technology innovation initiatives, from crafting award-winning office automation software programs for the Western Region of the INS, to leading the development of the Secure Electronic Network for Travelers Rapid Inspection – or SENTRI program, which was recognized with a prestigious Hammer Award by Vice President Al Gore and is now one of the core Trusted Traveler programs operated by DHS. Mr. Mocny served as deputy director, and later director, of the United States Visitor and Immigrant Status Indicator Technology program, overseeing the implementation of the world’s largest biometrics program in response to the September 11 terrorist attacks. Concluding his government service as the Chief Technology Officer at the Federal Protective Service, he orchestrated the creation of a comprehensive technology roadmap and modernized communication centers. Mr. Mocny holds a bachelor’s degree from the University of California at Santa Barbara. Melvin W. Torrie, Independent Director Mr. Melvin (“Mel”) W. Torrie has taught at Utah State University and worked on multiple NASA Space Shuttle payloads. His autonomous vehicle development efforts started 27 years ago and led to the spinout of Autonomous Solutions, Inc. (“ASI”) in 2000 to make driverless vehicles a reality in industries like agriculture, mining, construction, and logistics. As ASI CEO and Chairman of its board of directors, Mr. Torrie has piloted robotic development partnerships with some of the largest vehicle manufacturers in the world, such as John Deere, Case, New Holland, Ford, Chrysler, Komatsu, Doosan and Toyota. He is also an invited keynote speaker and trainer around the world on the topics of AI, Machine Learning, Autonomous Vehicles, Industrial Robotics and Leadership. Mr. Torrie earned a master’s degree in electrical engineering and a computer science minor from Utah State University. 17

OUTLOOK Revenue Our company has generated over $30 million in lifetime revenue and has begun to show consistent double-digit growth over the last 3 years as the technology scaled up from a large-scale proof of concept to production. We believe our recurring revenue business model for the recurring societal problem of crime and terrorism will continue to grow. Robots will be everywhere. Volume Our machines-in-network across the country combining both our ASR and K1B business is planned to exceed 10,000 during 2024. Additionally, we are working to significantly improve our manufacturing throughput this year and will maintain our focus on “Made in the USA”. Cash We seek to improve our cash position in 2024 through a variety of actions including delivering on our multi million-dollar backlog of new orders, closing on our first ever bond offering, utilizing our ATM facility as needed and improving operational efficiency. Profitability Our stretch target is to achieve profitability for the 4th quarter 2024 by improving our revenue strategy, reducing our variable costs including labor efficiencies and bill-of-material costs as well as further leveraging outsourcing of maintenance and service operations. We are reducing our fixed costs with a streamlined management team and a reduction in our facility footprint nationwide from 13 to 1 over time. Technology We seek to ramp up production of both the all-new K1 Hemisphere and the 5th generation K5 while continuing development on our all-new K7 ASR and kicking off development on our AI-driven Mission Control software application. Our mission is to make the United States of America the safest country in the world. To achieve the mission, we must have Full Spectrum Dominance over criminals and terrorists. The strategy will drive a required wide portfolio from the K1 through the K15 that are autonomous and can “see, feel, hear, smell, speak – and cooperate”. As criminals and terrorists can be anywhere, to achieve the mission, Knightscope must be everywhere. Growth Knightscope seeks to grow both organically as well as through acquisition. Where viable we are also seeking strategic and technical partnerships to drive a comprehensive and integrated portfolio of technological offerings to our clients in the private sector as well as local, state, and federal governments in the USA. $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2021 2022 2023 REVENUE ($mils) Architecture Future Technology CENTRAL INTELLIGENCE Mission Control User Interface KNOC Internal Tool KMACS Internal Tool SKYSCRAPER K1 Laser K1 Mindset / K1 Orb K1 Hemisphere / Globe K1 Super Tower / Heavy Duty K3 Indoor MOONRAKER K5 Outdoor K7 Multi-Terrain ZZ K8 Humanoid K9 Dog ORCA K10 Patrol K15 Tactical These figures represent management estimates and are meant for illustrative purposes. They do not represent guarantees of future results, levels of activity, performance, or achievements. Although Management believes that these estimates are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially. 18

PHOTOS & SPECIFICATIONS 19

20

K5 OUTDOOR 21

K3 INDOOR 22

K1 STATIONARY

KNIGHTSCOPE

K1 TOWER STATIONARY INDOOR / OUTDOOR USE

Securing the places people live, work, study and visit.

- Pedestrian Entrances
- Lobbies and Entrances
- Help Points
- Retail Aisles
- Remote Locations
- Shuttle Stops
- Parking Lots & Garages
- Challenging Retrofits

UNIQUE BENEFITS

- Workplace violence protection
- Person of Interest or BOLO alerts
- Crime reduction and/or elimination
- Real-time situational awareness
- Actionable intelligence
- Force multiplying physical deterrence
- Cost effective

KEY FEATURES

- 360° Eye-level HD Recording
- Security Call Button
- Live Audio and Two-way Intercom
- Broadcast Messages
- Automatic License Plate Recognition
- People Detection
- Thermal Sensing
- Signal Detection
- Facial Recognition (optional)


KNIGHTSCOPE
CAUTION

Don't have your own monitoring? Ask about Knightscope+

KNIGHTSCOPE

K1 TOWER STATIONARY INDOOR / OUTDOOR USE


Height: 69"
Length: 11.2"
Width: 28.8"

Weight: 150 lbs.

- (4) 4K Ultra HD cameras w/ wide angle lenses
- (2) ALPR cameras (as needed)
- (1) Infrared thermal camera
- (16) Microphones
- (4) Speakers

Intercom Button
Directed to client-specified phone number

Connectivity
Ethernet, WiFi, or 4G LTE Cellular connection, with minimum 10mbps/5mbp Download/Upload speeds; 25/25 or higher is recommended.

Electrical: 120v 20A outlet.

Mounting: Concrete, metal plate, or alternative hard surface.

USER INTERFACE

- Chrome browser interface; no software to install
- Live streaming to PC, Mac, tablet, cell phone
- 30-days raw video storage included
- Operating systems: MacOS, iOS, Android, Windows, Linux



See it in action at: https://www.youtube.com/watch?v=DfNUex1SFS8

23

K1 HEMISPHERE 24

AUTOMATED GUNSHOT DETECTION

KNIGHTSCOPE

AGD

AUTOMATED GUNSHOT DETECTION

OUTDOOR/INDOOR USE

Seconds count. AGD instantly protects the places people live, work, study and visit.

- Reports in ~2 sec
- Indoor, Outdoor, & Vertical Gunshot Detection
- Precise Shot Locations
- Locates rifle trajectories
- Rapid fire indicator
- 200ft sensor spacing
- Integrates with most VMS







AMPLIFY YOUR SECURITY

With AGD, the sensor mesh network provides advanced capabilities to improve camera networks and maximize the efforts of security personnel. AGD can quickly and accurately provide switching commands to video systems, automated lockdown systems, third-party text/email notification systems, and security systems.

AGD SENSOR NODE FEATURES

- Four (4) channel acoustics
- Exports time-stamped shot localization data
- Exports ambient sound metadata to support other acoustic classification

OUTDOOR ENCLOSURE CONFIGURATION OPTIONS

- OTEE-Ethernet sensor, PoE power input
- OTWA-Wireless sensor, AC power input

INDOOR ENCLOSURE CONFIGURATION OPTIONS

- IBEE-C Ethernet sensor, PoE power input

KNIGHTSCOPE

AGD

AUTOMATED GUNSHOT DETECTION

OUTDOOR/INDOOR USE

Instant Gunshot Detection with Pinpoint Shooter Location

Transform a chaotic shooter emergency into a clear-cut, actionable plan with Knightscope's Automated Gunshot Detection (AGD). Act faster with pinpoint location alerts and reduce response times with an AGD system. Knightscope's intuitive reporting application is easy to use and takes the guesswork out of emergency situations when every second counts.

AGD has both indoor and outdoor sensors to ensure a comprehensive gunshot detection system that extends beyond the front door. And AGD is able to locate elevated shooters by tracing rifle shots back to their point of origin... within 2 meters. Knightscope provides first responders with the location of the shot down to the building and the floor.

In approximately TWO seconds, AGD can also deliver localized video before the shooter is out of frame, send safety alerts, and notify first responders with digital floor plans and accurate intel on the shooter. Because AGD is completely automated, it can activate your access control and notification systems, along with other security and lock-down hardware.

Unlike cameras, our acoustic sensor networks can instantly detect events in the coverage area, precisely locate the source, and instantly send alerts to responders. The system can also filter and report other important non-shot events like loud bangs or explosions.

SPECIFICATIONS

Size / Weight	5.7" x 8.2" x 3.1" / 11ozs	
Environment	-40°C to +85°C / IP68	
Comms / Power	Sensor	Data Reachback
OTEE	Ethernet 802.3 / PoE 802.3at	Ethernet 802.3
OTWA	Wireless 802.15-4 / 2W 120VAC	n/a
IBEE-C	Ethernet 802.3 / PoE 802.3at	Ethernet 802.3

25

K1 BLUE LIGHT TOWER

KNIGHTSCOPE

K1
BLUE LIGHT TOWER

OUTDOOR USE

Securing the places people live, work, study and visit.

- Schools
- Airports
- Casinos
- Commercial Properties
- Hospitals
- Public Parks and Trails
- Parking Lots
- Retail
- Public Transit Stations



EMERGENCY
EMERGENCY

UNIQUE BENEFITS

Engineered to be either hardwired or a completely wireless solution, the K1 Blue Light Tower is ideal for enhancing public security on college campuses, parking lots, transit stations, remote bike paths and trails, and any place where additional lighting and added safety and security are needed.

KEY FEATURES

- Available in AC or Solar with battery back-up to provide uninterrupted power.
- Verizon® and AT&T® networked certified voice module
- The latest 4G certified voice module
- Weather-proof, tamper-proof steel housing protects the system's electronics insuring reliability and safety to the caller when needed
- Duplex Wireless Calling
- Highly visible blue LED light positioned on top of the tower provides constant blue light making it easy to locate
- Faceplate is illuminated dusk to dawn
- Area light illuminated when call button is pushed
- Call location identifier
- ADA-compliant
- Optional multi-button dialing
- Over-the-Air (OTA) System Administration and Maintenance

KNIGHTSCOPE

K1
BLUE LIGHT TOWER

STATIONARY OUTDOOR USE



EMERGENCY
EMERGENCY
Height: 108"
Length: 8"
Width: 10.5"

- Speakers
- Call Button (Two button add-on option)
- Solar Power Source
- Mass Notifiction Speakers (Add-On option)
- Strobe Light
- LED Area and Face Plate Lights
- Faceplate Camera (Add-On option)

USER INTERFACE

Includes self-diagnostic, alarm monitoring software called **Knightscope Emergency Management System**. The program provides system owners daily email reports on the operational status of their system. Text messaging and real-time graphical map available as an add-on option.



26

K1 BLUE LIGHT E-PHONE

KNIGHTSCOPE

K1
BLUE LIGHT EMERGENCY PHONE

OUTDOOR / INDOOR USE

Securing the places people live, work, study and visit.

- Schools
- Airports
- Casinos
- Commercial Properties
- Hospitals
- Public Parks and Trails
- Parking Lots
- Retail
- Public Transit Stations


EMERGENCY
INFO
HELP

UNIQUE BENEFITS

Engineered to be either hardwired or a completely wireless solution, the K1 Blue Light E-Phone is ideal for applications where communications must be mounted on a wall or post in areas such as parking lots and garages, airports, transit stations and college campuses. The K1 Blue Light E-Phone is ideal for enhancing public security by providing clear voice-to-voice communication, using a cellular network or standard telephone line.

KEY FEATURES

- Available in AC or Solar with battery back up to provide uninterrupted power.
- Verizon® and AT&T® networked certified voice module
- Duplex Wireless Calling
- Weather-proof, tamper-proof steel housing protects the system's internal electronics, ensuring reliability and safety to the caller when needed.
- Highly visible blue LED light positioned near the top of the unit faceplate
- Call location identifier
- ADA-compliant
- Optional multi-button dialing
- Faceplate is illuminated dusk to dawn
- Over-the-Air (OTA) System Administration and Maintenance

KNIGHTSCOPE

K1
BLUE LIGHT EMERGENCY PHONE

STATIONARY OUTDOOR / INDOOR USE


EMERGENCY
INFO
HELP
Height: 31.5"
Length: 8"
Width: 10.5"

- Strobe Light
- Speakers
- Call Button (Two button add-on option)
- Solar Power Source (Add-on option)
- Faceplate Camera (Add-on option)



USER INTERFACE

Includes self-diagnostic, alarm monitoring software called **Knightscope Emergency Management System**. The program provides system owners daily email reports on the operational status of their system. Text messaging and real-time graphical map available as an add-on option.



27

K1 CALL BOX

KNIGHTSCOPE

K1 CALL BOX

OUTDOOR USE

Securing the places people live, work, study and visit!

- Bridges
- Highways
- Military
- Parks
- Remote Areas
- Trails
- Beaches

UNIQUE BENEFITS

The classic style K1 Call Box originally designed for roadside applications is ideal for rugged and remote environments.

KEY FEATURES

- Provides Caller Identification
- Illuminated Interior Control Panel
- Verizon and AT&T Certified
- Certified Iridium Satellite option
- Tamperproof & Weatherproof Lexan Housing
- TTY Option
- Hands Free or with Handset
- Remote Programming Capability
- Solar Powered or AC with Rechargeable Battery
- Maintenance Alerts Sent to Email
- Hardware available for post mount
- Over-the-Air (OTA) System Administration and Maintenance

KNIGHTSCOPE

K1 CALL BOX

STATIONARY OUTDOOR USE


CALL
BOX
Height: 19.6"
Length: 11.3"
Width: 15.3"

- Solar Power Source (Add-on option)
- Satellite Calling (Add-on option)
- TTY Pad (Add-on option)



USER INTERFACE

Includes self-diagnostic, alarm monitoring software called **Knightscope Emergency Management System**. The program provides system owners daily email reports on the operational status of their system. Text messaging and real-time graphical map available as an add-on option.



28

K1 RETROFIT KIT

KNIGHTSCOPE

K1 RETROFIT KIT

OUTDOOR USE



Securing the places people live, work, study and visit.

Easy to install and maintain, the 4G ready voice retrofit kit is an efficient and cost-effective solution for:

- Converting traditional wireline systems
- Upgrading discontinued wireless systems to Knightscope latest 4G ready technology

Retrofit Kits are available for:

- Code Blue
- GAI-Tronics
- Talk-A-Phone
- And Others

UNIQUE BENEFITS

No more replacing discontinued call boxes at great expense, The Knightscope Retrofit Kit is designed to make your existing emergency communication system compatible with our newer, more advanced hardwired and wireless systems, so you can save money not only on hardware but on the costly infrastructure needed to re-wire or re-cable your current or expanding public safety program.

KEY FEATURES

- Faceplate with our fully integrated electronics package
- Bright blue LED light
- Battery back-up
- One year manufacturer's warranty
- Optional multi-button dialing
- Over-the-Air (OTA) System Administration and Maintenance

KNIGHTSCOPE

K1 RETROFIT KIT

STATIONARY OUTDOOR USE


Strobe Light
Faceplate with fully-integrated wiring and electronics
4G Voice & Data module
Battery back-up
Speakers
Call Button
(Two button add-on option)
Faceplate Camera
(Add-on option)
HELP
INFO

USER INTERFACE

Includes self-diagnostic, alarm monitoring software called **Knightscope Emergency Management System**. The program provides system owners daily email reports on the operational status of their system. Text messaging and real-time graphical map available as an add-on option.



29

30 FUTURE PRODUCTS AND CONCEPTS

ADDITIONAL INFORMATION Investor Relations Knightscope regulatory filings are available at ir.knightscope.com and additional overview materials, presentations, analyst reports as well as the Rise of the Robot video series are available at www.knightscope.com/rise Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions or the negative of these terms. Forward-looking statements contained in this presentation and other communications include, but are not limited to, statements about the Company’s financial results, including 4th quarter 2024 outlook, near- and long-term revenue opportunity and goals, profitability, growth, prospects, future products and services, industry and technology developments, and potential addressable market. Although Knightscope believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks, uncertainties and other important factors that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, the factors discussed under the heading “Risk Factors” in Knightscope’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its other SEC filings. Forward-looking statements speak only as of the date of the document in which they are contained, and Knightscope does not undertake any duty to update any forward-looking statements, except as may be required by law. 31

KNIGHTSCOPE, INC. | 1070 TERRA BELLA AVENUE, MOUNTAIN VIEW, CA 94043

NASDAQ: KSCP